Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies [Abstract]
Commitments and Contingencies
16. Commitments and Contingencies

Florida Cancer Specialists Service
In October 2017, the Company entered into a Services Agreement (“Agreement’) with Florida Cancer Specialists, P.L. (“FCS”). FCS provides certain medical services and practice management and administration services to the various physician practices. These services include but are not limited to insurance billing, collections, accounts payable, purchasing, payroll processing, and compliance and coding support. The initial agreement has a five-year term which renews annually unless either party terminates with twelve months written notice. Fees for services are based on a percentage of full-time equivalent (“FTE”) revenue, as defined, subject to a maximum percentage per FTE at defined revenue levels. For the years ended December 31, 2021 and 2020, AON Partners and Partners of Maryland collectively incurred costs of approximately $4.7 million and $18.7 million, respectively, related to this Agreement which are included in general and administrative expenses in the Consolidated Statements of Operations and Comprehensive Income (Loss). As additional security for payments under the Agreement, AON LLC deposited $1.0 million with FCS. During 2021, the agreement was terminated, and the Company settled with FCS.
Contingencies
The Company, through its arrangements with certain contracts, is subject to the Medicare and Medicaid fraud and abuse laws which prohibit, among other things, any false claims, or any bribe, kick- back or rebate in return for the referral of Medicare and Medicaid patients. Violation of these prohibitions may result in civil and criminal penalties and exclusion from participation in the Medicare and Medicaid programs. Management has implemented policies and procedures they believe will assure that the Company is in substantial compliance with these laws. From time to time, the Company may receive requests for information from government agencies pursuant to their regulatory or investigational authority. Such requests can include subpoenas or demand letters for documents to assist the government in audits or investigations. Management believes that the outcome of any of these investigations would not have a material adverse effect on the Company.
Laws and regulations governing the Medicare program are complex and subject to interpretation. The Company believes that it is complying in all material respects with all applicable laws and regulations and is not aware of any pending or threatened investigations involving allegations of potential wrongdoing that would have a material effect on the Company’s consolidated financial statements. Compliance with such laws and regulations can be subject to future government review and interpretation, as well as significant regulatory action including fines, penalties, and exclusion from the Medicare Program.
The Company and its affiliates are subject to various legal proceedings and claims arising in the normal course of their business. In the opinion of management, the amount of the ultimate liability, if any, with respect to these lawsuits and claims will not have a material effect on the consolidated financial statements of the Company.